SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2002

Crystal Decisions, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-31859 (Commission File Number)	77-0537234 (IRS Employer Identification No.)

895 Emerson Street, Palo Alto, California, 94301
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 650-838-7410

Item 5. Other Events.

                  On October 1, 2002, Crystal Decisions, Inc. (the “Company”), issued a press release announcing the appointment of Jonathan Judge to the position of President and Chief Executive Officer of the Company with immediate effect. Mr. Judge succeeds Greg Kerfoot, founder and former CEO, who will serve as Chairman of the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

99.1	Press Release dated October 1, 2002 of Crystal Decisions, Inc.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 1, 2002

Crystal Decisions, Inc.

By:	/s/ Eric Patel

Eric Patel Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 1, 2002 of Crystal Decisions, Inc.

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